UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             February 8, 2001
                                                  ------------------------------

                               DT INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


       DELAWARE                         0-23400               44-0537828
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(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)


1949 East Sunshine, Suite 2-300, Springfield, Missouri             65804
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 (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code            (417) 890-0102
                                                   -----------------------------



                                 Not applicable
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

     On February 7, 2001, the Company issued a press release announcing its financial results for the second quarter of fiscal 2001, among other things. A copy of the press release announcing these events is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

           (c)    EXHIBITS.  The following exhibits are filed herewith:

           99.1   Press Release dated February 7, 2001.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  February 8, 2001
                                    DT INDUSTRIES, INC.


                                    By:  /s/ Dennis Dockins
                                        ---------------------------------------
                                       Dennis Dockins
                                       General Counsel and Secretary